Exhibit 10.10.3

An Executive Agency Of The Department For Transport
Merchant Shipping Act 1995

mca
Maritime and Coastguard Agency

Mortgage of a Ship

to secure Principal sum and Interest

- If more than one mortgagor then a separate mortgage is required from each mortgagor, unless shares are jointly held.
- In respect of fishing vessels, mortgages may be registered only against those registered with FULL registration.
- The prompt registration of a mortgage deed with the Registry is essential to establish the priority of the mortgage. This is because the priority of the mortgage is determined by the date on which it is produced for registration and not from the date of the mortgage itself.
- If the mortgagor is a company the mortgage must be registered with the Registrar of Companies within 21 days of its execution.
- It is important that the Registry is informed of any changes.
- Please write in black in using BLOCK CAPITALS, and tick boxes where appropriate.

The mortgage reference no. (issued by the mortgagee) is:

SECTION 1: DETAILS OF THE SHIP

IS THIS MORTGAGE IN RESPECT OF A FISHING VESSEL? Yes ☐ No ☑

Name of ship: "CABLE INNOVATOR"

Official number: 728488

SECTION 2: THE MORTGAGE

* I/We ❶
DYVI CABLE SHIP AS
MUNKEDAMSV 45
PO BOX 1337
VIKA, 0112 OSLO
NORWAY

* as joint mortgagors (hereinafter called "the mortgagor")

in consideration of ❷ US$ 4,750,000 (UNITED STATES DOLLARS FOUR MILLION SEVEN HUNDRED AND FIFTY THOUSAND)

lent to ❶ *me/us today by
GLOBAL MARINE SYSTEMS LIMITED, NEW SAXON HOUSE, 1 WINSFORD WAY, BOREHAM INTERCHANGE, CHELMSFORD, ESSEX CM2 5DP

* as joint mortgagees (hereinafter called "the mortgagee")

do hereby bind *myself/ourselves **firstly** that *I/we will pay to the mortgagee(s) the said sum of

❷ US$4,750,000 (UNITED STATES DOLLARS FOUR MILLION SEVEN HUNDRED AND FIFTY THOUSAND)

together with the interest thereon at a rate of 0 % per annum on the N/A day of N/A next,

OFFICIAL USE ONLY
Mortgage (priority) entered in the Register on (date) at (time) officer's initials

❶ Give name and address, with place of business in respect of a company.

❷ State the amount of the loan in both figures and words.

* Delete as necessary

MSF 4737

SECTION 2: THE MORTGAGE (continued)
and secondly, that if the said principal sum is not paid on the same day, *I/we will during such time as the same or any part thereof remains unpaid, pay to the mortgagee(s), interest on the whole or such part thereof as may for the time being unpaid at the rate of 0 % per annum by equal half-yearly payments on
N/A day of N/A and N/A day of N/A in every year
For the purpose of better securing to the mortgagee(s) the sums mentioned above. *I/we hereby mortgage to the mortgagee(s) 64 (SIXTY FOUR) (figures and words)
shares of which *I/we are the owners in the ship described above and in its appurtenances.
Lastly, *I/we for *myself/ourselves hereby declare that *I/we have the power to mortgage in the manner aforesaid the above-mentioned shares and that they are free from encumbrances *save as appears by the registry of the above ship.
COMPLETE IF THE MORTGAGOR IS A COMPANY
Executed by the mortgagor as a deed (in England, Wales and Northern Ireland)
COMPANY SEAL
Subscribed by the mortgagor (in Scotland)
14th day of March 2006 by:-
*(a) the affixing of the common seal of the mortgagor
in the presence of the following persons signing; or
*(b) signing by the following persons;
* Delete us appropriate
Director
Director or Secretary
Authorised Signatory
Authorised Signatory
Attorney in fact
** Witnessed by
Name
Address
Address
Note: IN ENGLAND AND WALES & NORTHERN IRELAND signature may be by two directors; or by a director and the secretary of the company. No witness is required. If the common seal is affixed any special requirement of the company’s articles about signing must be complied with.
IN SCOTLAND signature may be by one director or the secretary of the company or one person authorised to sign the document on behalf of the company, provided such single signature is witnessed. Alternatively, signature may be effected without a witness by two directors, or a director and the secretary, or two persons authorised to sign the document on behalf of the company. Note that signature by one authorised signatory and either a director or the secretary of the company is not valid.
COMPLETE IF THE MORTGAGOR(S) IS/ARE ONE OR MORE INDIVIDUAL
* Executed as a deed (in England or Wales)
* Subscribed (in Scotland)
* Signed, sealed and delivered (in Northern Ireland)
* Delete as appropriate
on this day of 20 by:-
by the following person(s) signing as mortgagor(s)
Seal(s) if executed in Northern Ireland
Signature(s) of mortgagor(s)
In the presence of:
Name(s) of witness(es)
Address(es) of witness(es)
Occupation(s) of witness(es)
NOTE: Every signature must have one witness

SECTION 2: THE MORTGAGE (continued)
COMPLETE IF THE MORTGAGOR(S) ARE A LIMITED LIABILITY PARTNERSHIP
*Executed by the mortgagor as a deed (in England, Wales & Northern Ireland)
*Subscribed by the mortgagor (in Scotland)* Delete as appropriate on this day of 20 by signing by the following persons
Member
Member
Witnessed by
Name
Address
Note:- IN SCOTLAND subscription may be by one member of the Limited Liability Partnership and one witness, or by two members of the Limited Liability Partnership.
SECTION 3: TRANSFER OF MORTGAGE
* I/we, the above mentioned mortgagee(s), in consideration of 1 this day paid to *me/us by 2 hereby transfer to *him/her/them the benefit of the within written security
COMPLETE IF THE TRANSFEROR IS A COMPANY
Executed by the transferor as a deed (in England, Wales and Northern Ireland)
Subscribed by the transferor (in Scotland)
day of 20 by:- * (a) the affixing of the common seal of the * transferor in the presence of the following persons signing; or
*(b) signing by the following persons;* Delete as appropriate
Director
Director or Secretary
Authorised Signatory
Authorised Signatory
** Witnessed by
Name
Address
Address
Note: IN ENGLAND, WALES & NORTHERN IRELAND signature may be by two directors; or by a director and the secretary of the company. No witness is required. If the common seal is affixed any special requirement of the company’s articles about signing must be complied with.
IN SCOTLAND signature may be by one director or the secretary of the company or one person authorised to sign the document on behalf of the company, provided such single signature is witnessed. Alternatively, signature may be effected without a witness by two directors, or a director and the secretary, or two persons authorised to sign the document on behalf of the company. Note that signature by one authorised signatory and either a director or the secretary of the company is not valid.
COMPANY SEAL
OFFICIAL USE ONLY
Transfer of mortgage entered in the Register on at office’s initials
(priority) (date) (time)

SECTION 3: TRANSFER OF MORTGAGE (continued)
COMPLETE IF THE TRANSFEROR(S) IS/ARE ONE OR MORE INDIVIDUAL
* Executed as a deed (in England or Wales)
* Subscribed (in Scotland)
* Signed, sealed and delivered (in Northern Ireland)
* Delete as appropriate
on this day of 20 by the following person(s) signing as transferor(s)
Signature(s) of transferor(s)
In the presence of:
Name(s) of witness(es)
Address(es) of witness(es)
Occupation(s) of witness(es)
NOTE: Every signature must have one witness
Seal(s) if executed in Northern Ireland
1 Enter the sum of money in figures and words.
2 Give full name and address of the transferee, with place of business in respect of a company
COMPLETE IF THE TRANSFEROR(S) ARE A LIMITED LIABILITY PARTNERSHIP
* Executed by the transferor as a deed (in England, Wales & Northern Ireland)
* Subscribed by the transferor (in Scotland)
* Delete as appropriate
on this day of 20 by signing by the following persons
Member
Member
Witnessed by
Name
Address
Note:- IN SCOTLAND subscription may be by one member of the Limited Liability Partnership and one witness, or by two members of the Limited Liability Partnership.

SECTION 4: DISCHARGE OF MORTGAGE
* Received by the within-mentioned *mortgage(s)/transferee(s) of the mortgage, the sum of 1
This within written security is now discharged.
* The within-mentioned *mortgagee(s)/transferee(s) have agreed to discharge this within written security and it is therefore discharged.
COMPLETE IF DISCHARGE IS GIVEN BY A COMPANY
Executed by the mortgagee/transferee as a deed (in England, Wales and Northern Ireland)
Subscribed by the mortgagee/transferee (in Scotland)
COMPANY SEAL
day of 20 by:- *(a) the affixing of the common seal of the * mortgagee/transferee in the presence of the following persons signing; or
*(b) signing by the following persons;
* Delete as appropriate
Director
Director or Secretary
Authorised Signatory
Authorised Signatory
** Witnessed by
Name
Address
Address
Note: IN ENGLAND, WALES & NORTHERN IRELAND signature may be by two directors; or by a director and the secretary of the company. No witness is required. If the common seal is affixed any special requirement of the company’s articles about signing must be complied with.
IN SCOTLAND signature may be by one director or the secretary of the company or one person authorised to sign the document on behalf of the company, provided such single signature is witnessed. Alternatively, signature may be effected without a witness by two directors, or a director and the secretary, or two persons authorised to sign the document on behalf of the company. Note that signature by one authorised signatory and either a director or the secretary of the company is not valid.
COMPLETE IF THE DISCHARGE IS GIVEN BY ONE OR MORE INDIVIDUALS
* Executed as a deed (in England or Wales)
* Subscribed (in Scotland)
* Signed, sealed and delivered (in Northern Ireland)
* Delete as appropriate
on this day of 20 by the following person(s) signing as mortgagee(s)/transferee(s)
Seal(s) if executed in Northern lreland
Signature(s) of mortgagee(s)/transferee(s)
In the presence of:
Name(s) of witness(es)
Address(es) of witness(es)
Occupation(s) of witness(es)
NOTE: Every signature must have one witness
1 Enter the sum of money in figure and words
WARNING: If the discharged deed is not presented to the Registry the mortgage will remain registered against the ship.
OFFICIAL USE ONLY
Discharge of mortgage entered in the Register on at officer’s initials
(priority) (date) (time)

SECTION 4: DISCHARGE OF MORTGAGE (continued) COMPLETE IF THE DISCHARGE IS GIVEN BY A LIMITED LIABILITY PARTNERSHIP
*Executed by the mortgagor as a deed (in England, Wales & Northern Ireland) *Subscribed by the mortgagor (in Scotland)
*Delete as appropriate
on this day of 20 by signing by the following persons
Member
Member
Witnessed by
Name
Address
Note:- IN SCOTLAND subscription may be by one member of the Limited Liability Partnership and one witness, or by two members of the Limited Liability Partnership.
When the mortgage is originally executed you should send this deed with the correct fee to:
When a transfer or discharge of mortgage is executed you should send this deed (without a fee) to:
REGISTRY OF SHIPPING & SEAMEN PO BOX 420, CARDIFF, CF24 5XR